===================================================================================================================

                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): December 15, 2004

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

===================================================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page

                                  Section 5 - Corporate Governance and Management

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal
              Officers.

         On December 15, 2004, Edison International announced the following management changes:  The board of directors has elected Thomas R. McDaniel to become Edison International's Executive Vice President, Chief
Financial Officer and Treasurer.  Mr. McDaniel will replace Theodore F. Craver, Jr., who will resign from that position with Edison International to become Chairman, President and Chief Executive Officer of Edison Mission Energy
and Chief Executive Officer of Edison Capital.  Mr. McDaniel will resign from those positions with Edison Mission
Energy and Edison Capital.  All the changes are effective January 1, 2005.  A copy of the press release announcing the management changes is attached as Exhibit 99.

         As set forth in Article IV of Edison International's bylaws, the elected officers of Edison
International are chosen annually by and serve at the pleasure of Edison International's board of directors and hold their respective offices until their resignation, removal, or other disqualification from service, or until their respective successors are elected.

         Mr. McDaniel, age 55, has been employed as an officer of Edison Mission Energy or Edison Capital, both of which are wholly owned subsidiaries of Edison International, for more than five years.  During the past five years, Mr. McDaniel has held the following positions with those companies:

           Company                                  Position                                Effective Dates

Edison Mission Energy           Chairman of the Board, President and Chief        January 2003 to present
                                Executive Officer

                                President and Chief Executive Officer             August 2002 to December 2002

Edison Capital                  Chief Executive Officer                           August 2002 to present

                                President and Chief Executive Officer             September 1987 to July 2002

         Edison Mission Energy is engaged in owning or leasing and operating electric generation facilities and in energy trading and price risk management activities.  Edison Capital has investments in energy and infrastructure projects and affordable housing projects.

                                   Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(c)      Exhibits

         See the Exhibit Index below.

Page

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          EDISON INTERNATIONAL
                                                              (Registrant)

                                                          /s/ KENNETH S. STEWART
                                                          ----------------------------
                                                          KENNETH S. STEWART
                                                          Assistant General Counsel and Assistant Secretary

Date:  December 15, 2004

Page

                                                   EXHIBIT INDEX

Exhibit No.             Description

99                      Press Release of Edison International of December 15, 2004.